Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

19- Shareholders' Equity

Common shares, preferred and financing preferred shares

The authorized capital of the Company amounts to 110,000,000 shares of € 0.04 par value common shares, 118,000 shares of € 40 par value preferred shares and 8,000 shares of € 40 par value financing preferred shares, of which 55,377,020 common shares, no preferred and no financing preferred shares were outstanding as at December 31, 2011. All shares have one vote per € 0.04 par value. Treasury shares held by the Company cannot be voted on.

Financing preferred shares are designed to allow ASMI to finance equity with an instrument paying a preferred dividend, linked to EURIBOR loans and government loans, without the dilutive effects of issuing additional common shares.

Preferred and financing preferred shares are issued in registered form only and are subject to transfer restrictions. Essentially, a preferred or financing preferred shareholder must obtain the approval of the Company's Supervisory Board to transfer shares. If the approval is denied, the Supervisory Board will provide a list of acceptable prospective buyers who are willing to purchase the shares at a cash price to be fixed by consent of the Supervisory Board and seller within two months after the approval is denied. If the transfer is approved, the shareholder must complete the transfer within three months, at which time the approval expires.

Preferred shares are entitled to a cumulative preferred dividend based on the amount paid-up on such shares. Financing preferred shares are entitled to a cumulative dividend based on the par value and share premium paid on such shares. The preferred dividend on the amount paid-up was € 5 for the year 2009.

In the event preferred shares are issued, the Management Board must, within two years after such preferred shares were issued, submit to the general meeting a proposal to annul the preferred shares. On May 14, 2008, 21,985 preferred shares were issued to Stichting Continuïteit ASM International ("Stichting"). The amount paid-up by Stichting was € 220, which is the equivalent of one/fourth of the nominal value of the preferred shares. On May 14, 2009 the Annual Meeting of Shareholders resolved to cancel the outstanding preferred shares and to reissue an option to Stichting Continuïteit to acquire preferred shares.

During 2008, ASM engaged Lehman Bros ("Lehman"). to repurchase ordinary ASMI shares on the Euronext and Nasdaq markets on behalf of ASMI. As of September 15, 2008, at the time it went into bankruptcy administration, Lehman reported that it had purchased and held on our behalf 2,552,071 shares, which were accounted for as treasury shares accordingly. ASM filed a submission with the Lehman administrators giving notice of the shares held in custody by Lehman. At ASMI's May 2009 Annual General Meeting, our shareholders resolved to cancel all of these treasury shares which, accordingly, was accounted for in our 2009 Annual Report as a reduction of the number of outstanding shares. Lehman was notified of the cancellation of shares at the time.

In September 2010, Lehman's administrators notified us that there is a possible shortfall in the number of shares held by Lehman of 479,279 shares (out of the 2,552,071 shares), which cannot currently be accounted for by Lehman. During 2011 we received further information based on which we conclude that the possible shortfall in the number of shares held by Lehman is now reduced to 246,983 shares

The Lehman administrators also reported a segregated collateral cash account of US$ 6,759, that ASMI may be entitled to in the absence of the shares. We have not been able to obtain additional information to confirm and understand the potential shortfall of shares or our ability to recover the US$ 6,759 from the Lehman bankruptcy proceedings in lieu of the shares. Accordingly, we are uncertain at this time as to the accuracy of the shortfall of shares, our ability to claim the collateral cash sum to cover the value of any such discrepancy, and our entitlement to all or a portion of such sum when distributions are determined and made by the administrator since there is likely to also be a shortfall in Lehman assets subject to proprietary rights. Given the magnitude of the overall Lehman administration, we believe it may take several years to obtain clarity or resolution about the potential shortfall or claim to cash. ASMI is in the process of filing a claim with the Lehman administrators to safeguard our interests.

Considering the factual and legal uncertainties, it is premature to conclude that the 246,983 shares should still be considered as outstanding or that ASMI has a US$ 6,759 receivable from Lehman. ASMI has, therefore, neither reversed the cancellation of these shares that we recorded in 2009, nor recorded a receivable from Lehman. If the shares would be considered as outstanding, the negative impact on our basic and diluted earnings per share (EUR 1) as at December 31, 2011 would have been € 0.015 and € 0.012 respectively per share.

Retained earnings

Distributions to common shareholders are limited to the extent the total amount of shareholders' equity exceeds the amounts of nominal paid-in share capital (exclusive any share premium) and any reserves to be formed pursuant to law or the Company's articles of association. The amounts are derived from the Statutory Financial Statements of ASM International N.V.

Results on dilution of investments in subsidiaries are accounted for directly in equity. The 2009 results and changes in equity have been adjusted accordingly. For 2011 and 2010 these dilution gains were € 5,263 and € 4,957 respectively.

Accumulated other comprehensive loss

The changes in the amount of accumulated other comprehensive loss are as follows:

	Foreign currency translation effects	Unrealized gains (losses) on derivative instruments, net of tax	Unrecognized pension obligations, net of tax	Total
Balance January 1, 2010	(64,240)	(123)	(391)	(64,754)
Foreign currency translation effect on translation of foreign operations	30,553	—	(87)	30,466
Increase in fair value of derivative instruments, net of tax	—	136	—	136
Actuarial loss	—	—	(87)	(87)

Total change in accumulated other comprehensive loss	30,553	136	(174)	30,515

Balance December 31, 2010	(33,687)	13	(565)	(34,239)
Foreign currency translation effect on translation of foreign operations	13,357	—	—	13,357
Increase in fair value of derivative instruments, net of tax	—	(13)	—	(13)
Actuarial loss	—	—	744	744

Total change in accumulated other comprehensive loss	13,357	(13)	744	14,088

Balance December 31, 2011	(20,330)	—	179	(20,151)

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

On May 23, 2011, the General Meeting of Shareholders authorized the Company, for an 18-month period, to be calculated from the date of the General Meeting, to repurchase its own shares up to the statutory maximum, at a price at least equal to the shares' nominal value and at most a price equal to 110% of the share's average closing price according to the listing on the Euronext Amsterdam stock exchange during the five trading days preceding the purchase date.

Per February 29, 2012 no shares were bought back under the authorization of May 23, 2011.

The maximum of shares that may yet be purchased under the program takes into account the treasury shares held by the Company (at December 31, 2011 there were no treasury shares held) and the maximum number of common shares which the Company can hold according to its Articles of Association. This maximum is 10% of the number of common shares issued.